Exhibit 99.1

Third Quarter Earnings Call October 26, 2005

Forward-Looking Statements

Private Securities Litigation Reform Act of 1995 Safe Harbor Provision

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.

Such statements are just estimates and actual events or results may differ materially from these forward-looking statements. Please refer to the documents that the company files with the SEC from time to time and the company’s third quarter earnings press release for a detailed discussion of the factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.

Copies of our SEC filings are available upon request or by accessing our company website at www.metrologic.com.

Third Quarter Earnings Call

Benny Noens CEO & President

Third Quarter Earnings Call

2005

Q3 2005 Overview

Pag3 4

Continuing to Execute

Q3	2005 Q3 2004 Growth
Revenue	$54,005 $44,156 22.3%
Net	Income $7,700 $4,682 64.5%
FD	EPS $0.33 $0.20 65.0%

Record revenue and operating profit Growth across all regions

Significant Progress towards Strategic Initiatives

Third Quarter Earnings Call

Q3 2005 Highlights

Continuing to Execute

Tier 1 Retail efforts continue to pay off

Changes the way we look at the business

Allegiance Partner Program

Yielding results in the growing healthcare vertical

Continue to build the Metrologic brand

Drive end user demand

Legal Settlement with PSC

Prefer to do business in the marketplace, NOT through litigation

Joined Intermec’s “RapidStart” program

Allows for future technology expansion

Third Quarter Earnings Call

Mark Schmidt

Senior Vice President, Marketing

Third Quarter Earnings Call 2005

3Q 2005 Sales by Market

Record revenue growth for the Third Quarter $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $-

3Q04 3Q05

% % Total Growth

Total 100% 22.3% Optical Systems 13.0% 20.3%

*	Additional funding from LLNL for NIF-related programs
*	Second installment of funding received on $25M contract * Strong marketing efforts continue to gain traction

Industrial Automation 5.6% —19.8%

*	Business remains in transition
*	Evaluating new partnerships outside the US

Data Capture & Collection 81.4% 27.2%

*	Stratos® gaining traction
*	Continued Success with Tier 1 wins * Penetration in new verticals

Third Quarter Earnings Call

The Americas

Winning customers…one deal at a time

Q3 2005 Highlights:

Healthy Channel Sales—all Platinum distributors exceeded expectations

Major US electronics Manufacturer chose QuantumT™ as the standard omnidirectional offering on their POS system Continued Tier 1 wins and upgrades

Key partnerships yielding orders in the healthcare vertical Economic stability fueling growth in South America $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $-

QUARTERLY

3Q04 3Q05

NINE MONTHS

$80.0 $60.0 $40.0 $20.0 $- $60.4 $73.5

2004

2005 $21.7 $27.7

Third Quarter Earnings Call

Europe, Middle East, Africa

Winning deals in a challenging environment

Q3 2005 Highlights:

First StratosS™ win in Europe

Channel sales gaining strength

Reverse vending continues in Germany due to legislation

Tesco relationship continues to grow beyond the UK

$US (millions) $25.0 $20.0 $15.0 $10.0 $5.0 $0.0

QUARTERLY $16.2 $19.2

3Q04 3Q05 $US (millions) $80.0 $60.0 $40.0 $20.0 $0.0

NINE MONTHS

$49.5 $57.4

2004

2005

Third Quarter Earnings Call

Asia-Pac & ROW

Committed to expanding upon our globally local philosophy

Q3 2005 Highlights:

Strong growth despite tough comp to Q304

”Business as Usual”

Record quarter–rebounded from Q2 sluggishness

Focused effort on expanding customer base

New sales offices planned for Australia, Philippines and 2nd office in India $US (millions) $8.0

$6.0

$4.0

$2.0

$0.0

QUARTERLY

$6.3 $7.1

3Q04

3Q05 $US (millions) $21.0 $18.0 $15.0 $12.0 $9.0 $6.0 $3.0 $0.0

NINE MONTHS

$15.0 $18.6

2004

2005

Third Quarter Earnings Call

Kevin Bratton Chief Financial Officer

Third Quarter Earnings Call 2005

Comparative Income Statement

Committed to enhancing long-term shareholder value

Q305	Q304 Change YTD 05 YTD 04
Sales	$54,005 $44,156 22.3% $149,460 $124,846
Gross	profit $23,664 $20,068 17.9% $65,342 $57,960
Gross	profit % 43.8% 45.4% (160)bp 43.7% 46.4%
Operating	profit $9,887 $7,247 36.4% $23,861 $22,819
Net	income $7,700 $4,682 64.5% $16,254 $13,971
EPS	(diluted) $0.33 $0.20 65.0% $0.70 $0.61

Third Quarter Earnings Call

Gross Margin

Committed to enhancing long-term shareholder value $100 $80 $60 $40 $20 $0 $

41.4 35.8% $58.4

42.3% $81.7

45.9% $90.0

43.6% $20.1

45.4% $23.7

43.8%

2002 2003 2004 2005* Q3 04 Q3 05

*Based upon the midpoint of the Company’s FY 2005 guidance.

Third Quarter Earnings Call

Operating Income by Quarter

Committed to enhancing long-term shareholder value

US $ (in millions) $10 $8 $6 $4 $2 $0 $1.6 $3.1 $3.6 $3.8 $4.6 $8.2 $8.6 $7.0 $7.2 $8.9 $6.8 $7.2 $9.9

Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305

Third Quarter Earnings Call

Net Income by Quarter

Committed to enhancing long-term shareholder value

US$ (in millions)

$10 $9 $8 $7 $6 $5 $4 $3 $2 $1 $0 $0.3 $1.7 $3.8 $2.2 $2.7 $5.2 $5.1 $4.2 $4.7 $8.7 $3.9 $4.7 $7.7

Q302

Q402

* *

Q1 03

Q2 03

Q3 03

Q4 03

Q1 04

Q2 04

Q3 04

Q4 04

Q1 05

Q2 05

*	* * Q

305

**Includes one time or non-recurring items aggregating income of approximately $1.9M. ***Includes one-time recognition of the $2.25M cash settlement with PSC Inc.

Third Quarter Earnings Call

Balance Sheet

Committed to enhancing long-term shareholder value

Sept	30, 2005* Dec 31, 2004
Cash	72,168 64,715
Other	current assets 73,922 63,387
Total	current assets 146,090 128,102
Net	PPE 19,951 19,468
Other	assets 44,715 44,957
Total	assets 210,756 192,527
Short	term debt 19,781 16,265
Other	current liabilities 28,701 28,519
Total	current liabilities 48,482 44,784
Long	term debt 7 2,015
Other	liabilities 7,129 7,712
Stockholders’	equity 155,138 138,016
Total	liabilities and
stockholders’	equity 210,756 192,527

*Unaudited

Third Quarter Earnings Call

Benny Noens CEO & President

Third Quarter Earnings Call 2005

Updated FY 2005 Guidance

Positive expectations for the remainder of 2005

2004	2005 *
Revenue	$178M $205M—$ 208M
Net	Income $22.7M $ 22.2M – $22.8M
FD	EPS $0.99 $0.96—$0.99
*	Euro Assumptions $1.20 to $1.25
*	Gross Margin 43% to 45%
*	Effective full year tax rate 36%

Third Quarter Earnings Call

Metrologic – A Strong Growth Company

Focused on maintaining the momentum

Sales US$ (in millions)

$250 $200 $150 $100 $50 $0 $36 $42 $47 $53 $66 $80 $92 $112 $116 $138 $178 $207

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005*

*Based upon the midpoint of the Company’s FY 2005 guidance.

Third Quarter Earnings Call